 4927389 4927389 =====================================================================================

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)                               May 13, 2003

ARCHSTONE-SMITH TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

                          1-16755                                                                             84-1592064
            (Commission File Number)                                            (I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, CO                                                          80112

          (Address of Principal Executive Offices)                                                               (Zip Code)

(303) 708-5959

(Registrant's Telephone Number, Including Area Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(a)              Financial Statements of Business Acquired
                   None.

(b)              Pro Forma Financial Statements
                   None.

(c)              Exhibits
                   Exhibit 99.1 Presentation Materials, including notes

ITEM 9. REGULATION FD DISCLOSURE

                The Archstone-Smith Trust (“Archstone-Smith”) is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 includes information that the Archstone-Smith will present to current and prospective investors and analysts who may be interested in the Archstone-Smith and its business. Archstone-Smith first presented this information to these persons on May 13, 2003. Note: The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or of section 11 of the Securities Act of 1933 and shall not be deemed incorporated by reference into any registration statement filed under the securities act of 1933. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST

BY: /S/ CHARLES E. MUELLER, JR.
Charles E. Mueller, Jr. Senior Vice President and
Chief Financial Officer (Principal Financial Officer)

Date: May 13, 2003

Archstone-Smith

Goldman Sachs

Boston Presentation

May 2003

Archstone-Smith Profile

          Apartment communities (1)...................                   287
          Apartment units (1).........................               100,000
          Equity market capitalization................         $ 5.0 billion
          Total market capitalization.................         $ 9.0 billion
          Forbes 500 Ranking..........................                   348
          Fortune 1000 Ranking........................                   994

(1)    Includes operating units, units under construction, and units the Company has a direct ownership in as of March 31, 2003.

ASN's Boston portfolio
This slide illustrates Archstone-Smith's presence in the Boston area.

Boston - ASN core market

  5% of total portfolio (1)

  Operating Portfolio

      High-Rise
         Communities                3
         Units                      693
         Total Investment           $178M

      Garden
         Communities                7
         Units                      1,553
         Total Investment           $251M

      Total
         Communities                10
         Units                      2,246
         Total Investment           $429M

(1) Based on Q1 2003 net operating income.

Intense focus on operations

*   Lease Rent Optimizer ("LRO") now fully rolled out in Boston
*   MRI roll-out
*   Replaces legacy AMSI property management system
*   Real time, on-line customized data/reporting capabilities
*   Focus on controlling expenses
*   Continual emphasis on customer service
*   Commitment to maintaining highly trained and motivated associates

Boston Case Study (1)
   Archstone Burlington - Burlington, MA

   Cap Rate                                 5.5%           6.5%
   Market value at cap rate indicated(2)   $83.3          $70.5
   Gross basis                              48.1           48.1
   Value creation / "Gross Gain"           $35.2          $22.4

Acquired in May 1999.

(1)   All figures in millions, except percentages.
(2)   Based on 2003 forecasted net operating income.

Boston Case Study (1)
   Archstone Tewksbury - Tewksbury, MA

      Cap Rate                                5.5%           6.5%
      Market value at cap rate indicated(2)  $53.2          $45.0
      Gross basis                             30.2           30.2
      Value creation / "Gross Gain"          $23.0          $14.8

Phase I -  acquired in May 1999
Phase II - completed June 2000

(1)      All figures in millions, except percentages.
(2)      Based on 2003 forecasted net operating income.

Boston Case Study
  Stone Ends - Stoughton, MA

         This slide shows a picture of Stone Ends.

Long-term commitment to Boston
  Liberty Place

*        Units:  420
*        Total expected investment: $140 million
*        One block off of Boston Common
*        1st apartment building built in downtown Boston in 20 years
*        Representative of our strategic vision and commitment to Boston

Liberty Place Aerial Rendering

This slide shows an aerial rendering photo of Liberty Place.

Maple Leaf Aerial

This slide shows an aerial photo of the Maple Leaf site.

ASN's competitive advantage in Boston

*        Superior locations
*        High-quality product
*        Intense focus on operations and customer service
*        Locally based operating and investment infrastructure